SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

July 23, 2002

WARWICK COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23293	06-1497903
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York	10990-0591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 986-2206

N/A

(Former name or former address, if changed since last report)

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ITEM 9.  REGULATION FD DISCLOSURE

On July 23, 2002, the Registrant issued an amended news release announcing its financial results for the three and six month periods ended June 30, 2002. This news release, dated July 22, 2002, is attached as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: July 24, 2002	By: /s/ Fred G. Kowal Fred G. Kowal Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated July 22, 2002